Rule 497(k)

Registration Nos. 333-125751 and 811-21774

FIRST TRUST EXCHANGE-TRADED FUND
(the “Trust”)

FIRST TRUST VALUE LINE® DIVIDEND INDEX FUND

FIRST TRUST VALUE LINE® 100 EXCHANGE-TRADED FUND

(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO EACH FUND’S PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION

DATED NOVEMBER 17, 2020

The shareholders of First Trust Value Line® 100 Exchange-Traded Fund (“FVL”), an exchange-traded fund managed by First Trust Advisors L.P. (“FTA”), approved the reorganization of FVL with and into First Trust Value Line® 100 Dividend Index Fund (“FVD”), at a special meeting of shareholders held on November 16, 2020.

Upon the completion of the reorganization, which is expected to be tax-free, the assets of FVL will be transferred to, and the liabilities of FVL will be assumed by, FVD, and shareholders of FVL will receive shares of FVD with a value equal to the aggregate net asset value of the shares of FVL held by them. The closing date of the reorganization is expected to occur by the end of 2020. No assurance can be given as to the exact timing of the closing of the transaction.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE